EXHIBIT (q)


                                POWER OF ATTORNEY

         The undersigned, hereby constitutes and appoints John Whilesmith, my true and lawful attorney, with full power to him to sign for me, and in my name and in any and all capacities, any and all amendments, including post-effective amendments, to the Registration Statement on Form N-1A of JULIUS BAER GLOBAL EQUITY FUND INC. and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney , acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney may lawfully do or cause to be done by virtue hereof.

         WITNESS my hand on the date set forth below.

Signature                    Title                     Date
---------                    -----                     ----


/s/ Glen Wisher              Director                  February 27, 2006
---------------
Glen Wisher

                                                                     EXHIBIT (q)


                                POWER OF ATTORNEY

         The undersigned, hereby constitutes and appoints John Whilesmith, my true and lawful attorney, with full power to him to sign for me, and in my name and in any and all capacities, any and all amendments, including post-effective amendments, to the Registration Statement on Form N-1A of JULIUS BAER GLOBAL EQUITY FUND INC. and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney , acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney may lawfully do or cause to be done by virtue hereof.

         WITNESS my hand on the date set forth below.

Signature                    Title                     Date
---------                    -----                     ----


/s/ Robert S. Matthews       Director                  February 27, 2006
----------------------
Robert S. Matthews

                                                                     EXHIBIT (q)


                                POWER OF ATTORNEY

         The undersigned, hereby constitutes and appoints John Whilesmith, my true and lawful attorney, with full power to him to sign for me, and in my name and in any and all capacities, any and all amendments, including post-effective amendments, to the Registration Statement on Form N-1A of JULIUS BAER GLOBAL EQUITY FUND INC. and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney , acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney may lawfully do or cause to be done by virtue hereof.

         WITNESS my hand on the date set forth below.

Signature                    Title                     Date
---------                    -----                     ----


/s/ Gerard J.M. Vlak         Director                  February 27, 2006
--------------------
Gerard J.M. Vlak

                                                                     EXHIBIT (q)


                                POWER OF ATTORNEY

         The undersigned, hereby constitutes and appoints John Whilesmith, my true and lawful attorney, with full power to him to sign for me, and in my name and in any and all capacities, any and all amendments, including post-effective amendments, to the Registration Statement on Form N-1A of JULIUS BAER GLOBAL EQUITY FUND INC. and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney , acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney may lawfully do or cause to be done by virtue hereof.

         WITNESS my hand on the date set forth below.

Signature                    Title                     Date
---------                    -----                     ----


/s/ Peter Wolfram            Director                  February 27, 2006
-----------------
Peter Wolfram

                                                                     EXHIBIT (q)


                                POWER OF ATTORNEY

         The undersigned, hereby constitutes and appoints John Whilesmith, my true and lawful attorney, with full power to him to sign for me, and in my name and in any and all capacities, any and all amendments, including post-effective amendments, to the Registration Statement on Form N-1A of JULIUS BAER GLOBAL EQUITY FUND INC. and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney , acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney may lawfully do or cause to be done by virtue hereof.

         WITNESS my hand on the date set forth below.

Signature                    Title                     Date
---------                    -----                     ----


/s/ Harvey B. Kaplan         Director                  February 27, 2006
--------------------
Harvey B. Kaplan

                                                                     EXHIBIT (q)


                                POWER OF ATTORNEY

         The undersigned, hereby constitutes and appoints John Whilesmith, my true and lawful attorney, with full power to him to sign for me, and in my name and in any and all capacities, any and all amendments, including post-effective amendments, to the Registration Statement on Form N-1A of JULIUS BAER GLOBAL EQUITY FUND INC. and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney , acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney may lawfully do or cause to be done by virtue hereof.

         WITNESS my hand on the date set forth below.

Signature                    Title                     Date
---------                    -----                     ----


/s/ Antione Bernheim         Director                  February 27, 2006
--------------------
Antione Bernheim

                                                                     EXHIBIT (q)


                                POWER OF ATTORNEY

         The undersigned, hereby constitutes and appoints John Whilesmith, my true and lawful attorney, with full power to him to sign for me, and in my name and in any and all capacities, any and all amendments, including post-effective amendments, to the Registration Statement on Form N-1A of JULIUS BAER GLOBAL EQUITY FUND INC. and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney , acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney may lawfully do or cause to be done by virtue hereof.

         WITNESS my hand on the date set forth below.

Signature                    Title                     Date
---------                    -----                     ----


/s/ Thomas Gibbons           Director                  February 27, 2006
------------------
Thomas Gibbons